Exhibit 32.1

CERTIFICATION PURSUANTTO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned officer of Target Group Inc. (the “Company”), hereby certify that:

The Report on Form 10-Q for the for the six months ended June 30, 2026 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2026	By:	/s/ Anthony Zarcone
Chief Executive Officer
(Principal Executive Officer)
(Principal Financial Officer)